UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Constellation Brands, Inc. ("Constellation" or the “Company”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report into the Company’s registration statements, including a Registration Statement on Form S-4 (the “Form S-4 Registration Statement”) and a Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-3 (File No. 333-136379) (together with the Form S-4 Registration Statement, the “Form S-3 and Form S-4 Registration Statements”) that the Company intends to file on or about the date hereof.

Financial Statements

As part of the Company’s acquisition of Vincor International Inc. on June 5, 2006, the Company acquired Vincor International Partnership and Vincor Finance, LLC, and on March 19, 2007, the Company acquired ALCOFI INC.  By means of this Current Report on Form 8-K, the Company hereby files (a) the audited combined financial statements of Vincor International Partnership and its subsidiaries and Vincor Finance, LLC as of and for the year ended March 26, 2006, and (b) the audited consolidated financial statements of ALCOFI INC. and its subsidiaries as of and for the year ended December 31, 2006. Each of (i) Vincor International Partnership and its current subsidiaries; (ii) Vincor Finance, LLC; (iii) ALCOFI INC.; and (iv) Spirits Marque One LLC, a subsidiary of ALCOFI INC., are subsidiary guarantors under debt indentures to which the Company is a party and co-registrants on the Form S-3 and Form S-4 Registration Statements.  These financial statements are provided in accordance with Rule 3-10(g) of Regulation S-X in order that each of these co-registrants will be exempt from reporting requirements pursuant to Rule 12h-5 under the Securities Exchange Act of 1934.

Amendment to Credit Agreement

On November 19, 2007, Constellation, certain of Constellation’s subsidiaries as guarantors and JPMorgan Chase Bank, N.A., in its capacity as administrative agent, entered into a second amendment (the “Amendment”) to the Credit Agreement, dated as of June 5, 2006 (as previously amended, the “Credit Agreement”), among Constellation, as Borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto from time to time as lenders.  The Amendment clarifies certain provisions governing the application of proceeds from senior unsecured indebtedness under the Credit Agreement.  The Amendment is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1
Amendment No. 2, dated as of November 19, 2007, to the Credit Agreement, dated as of June 5, 2006, among Constellation, the subsidiary guarantors referred to on the signature pages to such Amendment No. 2, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent.

23.1	Consent of KPMG LLP.

23.2	Consent of KPMG LLP.

99.1	Audited combined financial statements of Vincor International Partnership and subsidiaries and Vincor Finance, LLC as of and for the year ended March 26, 2006.

99.2	Audited consolidated financial statements of ALCOFI INC. and subsidiaries as of and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

4.1
Amendment No. 2, dated as of November 19, 2007, to the Credit Agreement, dated as of June 5, 2006, among Constellation, the subsidiary guarantors referred to on the signature pages to such Amendment No. 2, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

23.1	Consent of KPMG LLP.

23.2	Consent of KPMG LLP.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

99.1	Audited combined financial statements of Vincor International Partnership and subsidiaries and Vincor Finance, LLC as of and for the year ended March 26, 2006.

99.2	Audited consolidated financial statements of ALCOFI INC. and subsidiaries as of and for the year ended December 31, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.